Royalties	12 Months Ended
Dec. 31, 2025
Royalties [Abstract]
Royalties [Text Block]

21. Royalties

All of the AGM's concessions are subject to a 5% gross revenue royalty payable to the Government of Ghana. Furthermore, the Nkran deposit is subject to an additional 1% royalty on a portion of production as described in note 14(c) and the Esaase deposit is subject to an additional 0.5% net smelter return royalty payable to the Bonte Liquidation Committee.

For mining companies in Ghana, the Growth and Sustainability Levy ("GSL") was levied at a rate of 1% of revenues until March 31, 2025. Effective April 1, 2025, the Government of Ghana passed a bill to increase the GSL on gold mining companies from 1% to 3% until December 31, 2028. The Company has presented the GSL within royalties expense in the Statements of Operations and Comprehensive Income (Loss).